EXHIBIT 10.57

                                COMPOSITECH LTD.
                               120 Ricefield Lane
                            Hauppauge, New York 11788

                                                               November 22, 1999

SovCap Equity Partners, Ltd.
Sovereign Capital Advisors, LLC
3340 Peachtree Road, NE, Suite 1965
Atlanta, Georgia 30326
Facsimile:
Attention: Mr. Paul D. Hamm

Arab Commerce Bank, Ltd.
P.O. Box 309, Grand Cayman
Cayman Islands
Facsimile: 0171-437-2413
Attention: A. De Nazareth

Correllus International Ltd.
Calle Azucera 37
Torreblanca Del Sol
296 40 Fuengirola, Spain
Facsimile: (34) 95-2477043
Attention: Jan Lander

Bronia GmbH
Baarerstrasse 73, Postfach 2515
6302 Zug, Switzerland
Facsimile:
Attention: Bernard Muller

Patterson, Belknap, Webb & Tyler LLP
1133 Avenue of the Americas
New York, NY  10036
Attention: Edward F. Cox

Dear Sirs:

     Reference is made to the Series 1 Bridge Note Purchase and Security Agreement, dated March 16, 1999, by and among Compositech Ltd. and the Purchasers listed therein (the "Note Purchase Agreement"), as amended by that certain First Amendment to the Series 1 Bridge Note Purchase and Security Agreement, dated April 21, 1999 and executed by the Company and certain Purchasers in connection with the Second Closing (the "First

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Amendment") and that certain Second Amendment to the Series 1 BridgeNote
Purchase and Security Agreement, dated July 28, 1999 and executed by the Company and certain Purchasers in connection with the Third Closing (the Second Amendment, together with the Note Purchase Agreement and the First Amendment the "Purchase Agreement"). Defined terms, used but not defined herein, have the meanings ascribed thereto in the Purchase Agreement.

     In order to (i) effect the extension and modification of those certain Bridge Notes previously issued to SovCap Equity Partners, Ltd. ("SovCap") on March 16, 1999, SovCap, Correllus International Ltd. and Arab Commerce Bank Ltd. on April 21, 1999 and SovCap and Bronia GmbH on July 28, 1999 as set forth on Exhibit A hereto (the "Old Bridge Notes"); (ii) effect the modification of the Repricing Warrants attached to the Old Bridge Notes (the "Old Repricing Warrants"); and (iii) delay, until March 31, 2000, the exercise of all warrants issued under and pursuant to the Purchase Agreement, the Placement Agency Agreement, dated March 16, 1999 (the "Placement Agreement"), by and between the Company and Sovereign Capital Advisors, LLC (the "Placement Agent"), the Warrant Agreement, dated March 16, 1999, by and between the Company and the Placement Agent (the "Warrant Agreement") or in connection herewith, as previously agreed in that certain letter agreement, dated October 27, 1999 (the "Side Letter"), by and between the Company and SovCap, as Representative for the Purchasers, each of the parties hereto hereby agrees as follows:

     a) The Company and the Purchasers hereby appoint Patterson, Belknap, Webb & Tyler LLP, and Patterson, Belknap, Webb & Tyler LLP hereby accepts its appointment, as escrow agent (the "Escrow Agent") to discharge the duties set forth herein. All Old Bridge Notes and Old Repricing Warrants will be delivered to the Escrow Agent by November 23, 1999. Bridge Notes, dated as of October 4, 1999, in the following denominations and in the name of the following Purchasers (the "New Bridge Notes") will be delivered fully executed to the Escrow Agent by November 23, 1999:

        SovCap                                $739,200.00  ("S1BFN 7")
        SovCap                                $189,025.00  ("S1BFN 8")
        Correllus International Ltd.          $290,808.00 ("S1BFN 9")
        Arab Commerce Bank Ltd.               $145,404.00 ("S1BFN 10")
        Bronia GmbH                           $334,500.00 ("S1BFN 11")
        SovCap                                $267,600.00 ("S1BFN 12")

Attached to each New Bridge Note delivered to the Escrow Agent will be a fully executed Repricing Warrant (the "New Repricing Warrants").

     b) Warrants, dated as of October 4, 1999, to purchase shares of Common Stock in the following denominations in the name of the following Purchasers (the "New Warrants") will be delivered fully executed to the Escrow Agent by November 23, 1999:

                  SovCap                             110,000
                  SovCap                              23,400
                  Correllus International Ltd.        36,000
                  Arab Commerce Bank Ltd.             18,000
                  Bronia GmbH                         19,250
                  SovCap                              15,400



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     c) A fully executed warrant certificate to purchase 94,821 shares of Common
Stock dated as of October 4, 1999, in the name of the Placement Agent and in the form designated in the Warrant Agreement (the "New Placement Agent Warrant") shall be delivered to the Escrow Agent by November 23, 1999. A fully executed promissory note, dated as of October 4, 1999, in the form designated for the Bridge Notes in the Purchase Agreement and in the name of the Placement Agent for $98,327.00 (the "Placement Bridge Note") together with a fully executed Repricing Warrant (the "Placement Repricing Warrant") shall be delivered to the Escrow Agent by November 23, 1999.

     d) Notwithstanding their respective terms, the parties hereto agree that the Warrants, warrant certificates previously issued in connection with the Placement Agreement or the Warrant Agreement (the "Placement Agent Warrants"), the New Warrants and the New Placement Agent Warrant shall not be exercisable prior to March 31, 2000.

     e) The Old Bridge Notes and Old Repricing Warrants (the "Old Documents") and the New Bridge Notes, New Repricing Warrants, New Warrants, the New Placement Agent Warrant, Placement Bridge Note and the Placement Repricing Warrant (the "New Documents") shall be held by the Escrow Agent until the first to occur of (i) a closing on the issuance and sale of 146,000 shares of Series C 8% Convertible Preferred Stock, par value $.01, of the Company to The Shaar Fund Ltd. for an aggregate purchase price of $1,460,000 (the "Shaar Closing") as evidenced by a certificate to such effect delivered by the Company to the Escrow Agent or (ii) December 6, 1999 as such date may be extended from time to time by written agreement between the Company and SovCap, as Representative for the Purchasers, notice of which extension shall be delivered to the Escrow Agent (such earlier date, the "Escrow Termination Date").

     f) Concurrently with the occurrence of the Shaar Closing:

          1. The Company shall provide the Escrow Agent with a certificate evidencing that the Shaar Closing has occurred. At such time the Old Documents shall be released from escrow, and delivered to the Company as promptly as practicable thereafter, and the New Documents shall be released from escrow and delivered to the Balboni Law Group, LLC ("BLG"), as attorneys and agent for the Purchasers and the Placement Agent, by overnight or next-day courier. At the time of the Shaar Closing, the Old Notes and the Old Repricing Warrants will automatically become null and void without further force or effect. Delivery of the New Documents to BLG by the Escrow Agent shall be deemed delivery to the Purchasers and the Placement Agent for all purposes under this Agreement.

          2. The first sentence of the Background section of the Registration Rights Agreement will automatically be amended to insert the following phrase



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               immediately after the phrase "Series 1 Bridge Notes": "(as the same may be amended, renewed, extended, replaced, substituted, exchanged, supplemented or otherwise modified from time to time, the "Bridge Notes")" and to delete the defined term (the "Series 1Bridge Notes"). The first sentence of Section 2(a) of the Registration Rights Agreement will be automatically amended to extend the Filing Deadline (as defined therein) to a date 30 days after the date of the Shaar Closing and the second and third sentences of Section 2(a) will automatically be amended to read in their entirety as follows: "The Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Purchaser Warrants to prevent dilution resulting from stock splits, stock dividends, or similar transactions. Such Registration Statement shall initially register for resale 3,327,443 shares of Common Stock, all of which is subject to adjustment as provided in Section 3(b), and such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the sale of the Registrable Securities is declared effective by the SEC." In addition the fourth sentence of Section 3(b) of the Registration Rights Agreement will automatically be deleted and replaced with the following sentence: "For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion of the Series 1 Bridge Notes together with the number of Registrable Securities issued or issuable upon exercise of the Purchaser Warrants and the Repricing Warrants is greater than 3,327,443."

          3. The first sentence of the Background section of each of the Note Purchase Agreement, the First Amendment and the Second Amendment will automatically be amended to insert the following phrase immediately after the phrase "Series 1 Secured Convertible Bridge Financing Notes": (as the same may be amended, renewed, extended, replaced, substituted, exchanged, supplemented or otherwise modified from time to time, the "Bridge Notes")" and to delete the defined term (the "Bridge Notes").

          4. It is hereby agreed that: (a) the term Bridge Note issued on the First Closing Date in the Purchase Agreement will automatically be deemed to refer to the New Bridge Note bearing number S1BFN7;
               (b) the term Second Closing Bridge Notes in the Purchase Agreement will automatically be deemed to refer to the New Bridge Notes bearing numbers S1BFN8, S1BFN9 and S1BFN 10; and (c) the term Third Closing Bridge Notes in the Purchase Agreement will be automatically deemed to refer to the New



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               Bridge Notes bearing numbers S1BFN 11 and S1BFN12, and each of the New Bridge Notes so substituted for an Old Bridge Note shall be entitled to, and have the benefit of, the security interest in the Collateral provided to the corresponding Old Bridge Note, provided in the Purchase Agreement.

          5. The first sentence of Section 2.1 of the Note Purchase Agreement will automatically be amended to delete the parenthetical and to insert the following phrase after the phrase "under the Bridge Notes": "and such other obligations of the Company, the instruments evidencing which state that they are secured by the security interest and lien granted hereby (such obligations are sometimes hereinafter referred to as the "Obligations")". The first sentences of Section 2.1 of the First Amendment and Section
               1.1 of the Second Amendment will automatically be amended to insert the following phrase after the phrases "Second Closing Bridge Notes" and "Third Closing Bridge Notes", in the First Amendment and the Second Amendment, respectively: "and such other obligations of the Company, the instruments evidencing which state that they are secured by the security interest and lien granted hereby".

          6. The Company shall take all reasonable actions the Purchasers and the Placement Agent may request, including, without limitation, the execution of any necessary documents, to effectuate the agreement of the Company, the Purchasers, and the Placement Agent to continue the security interests originally granted securing the Old Bridge Notes and now securing the New Bridge Notes, and with respect to providing a security interest to secure the Placement Bridge Note.

          7. The Purchasers will be deemed to acknowledge that no Event of Default has occurred under the Old Bridge Notes.

     g) If the Escrow Termination Date occurs prior to the Shaar Closing, the Old Documents shall be released from escrow and delivered to the Purchasers by overnight or next-day courier to BLG, as attorneys and agent for the Purchasers and the Placement Agent, and the New Documents shall be released from escrow and delivered to the Company as promptly as practicable thereafter. Delivery of the Old Documents to BLG by the Escrow Agent shall be deemed delivery to the Purchasers and the Placement Agent for all purposes under this Agreement. At such time the New Documents will automatically become null and void without further force or effect, and the Old Documents will continue to remain in full force and effect. Furthermore, all other agreements contained herein including, without limitation, the agreement not to exercise the Warrants, the Placement Agent Warrants, the New Placement Agent Warrant and the New Warrants, shall be null and void and of no further force or effect.


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     (h) Each Purchaser and the Placement Agent hereby represents and warrants that it is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

     (i) All notices and other communications hereunder shall be in writing and shall be delivered as provided for in the Purchase Agreement, as follows:

          If to a Purchaser to the address as set forth below such Purchaser's name above;

          If to the Company to:

               Compositech Ltd.
               120 Ricefield Lane
               Hauppauge, New York 11788
               Attention: Samuel S. Gross
               Facsimile Number: (516) 436-5203

          With a copy to:

               Patterson, Belknap, Webb & Tyler LLP
               1133 Avenue of the Americas
               New York, New York 10036
               Attention: Edward F. Cox
               Facsimile Number (212) 336-2222

          If to the Escrow Agent to:

               Patterson, Belknap, Webb & Tyler LLP
               1133 Avenue of the Americas
               New York, NY  10036
               Attention: Edward F. Cox
               Facsimile: (212) 336-2222

     (j) This Agreement sets forth all the obligations of the Escrow Agent with respect to any and all matters pertinent to the escrow contemplated hereunder and no additional obligations of the Escrow Agent shall be implied from the terms hereof. The Escrow Agent shall incur no liability, and the parties agree to indemnify and hold harmless the Escrow Agent, in connection with the discharge of its obligations hereunder or otherwise in connection therewith, except such liability as may arise from the gross negligence or wilful misconduct of the Escrow Agent.

     (k) This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law doctrine of such state.


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     (l) This Agreement may be executed in counterparts, each of which shall constitute an integral original part of one and the same original instrument.

     If the foregoing correctly sets forth the understanding among us, please indicate your agreement and acceptance by signing below.


                                           Sincerely,


                                           COMPOSITECH LTD.


                                           By: _________________________________
                                                    Samuel Gross
                                                    Executive Vice President


Acknowledged, agreed and accepted by the undersigned:

SOVCAP EQUITY PARTNERS LTD.


By:___________________________
      Authorized Signatory


ARAB COMMERCE BANK, LTD.


By:___________________________
      Authorized Signatory



CORRELLUS INTERNATIONAL LTD.


By:___________________________
      Authorized Signatory


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BRONIA GMBH


By:___________________________
      Authorized Signatory

 SOVEREIGN CAPITAL ADVISORS, LLC


By:___________________________
      Authorized Signatory



PATTERSON, BELKNAP, WEBB & TYLER LLP


By: __________________________
         Partner


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                                    EXHIBIT A

          SovCap                              $500,000.00  ("S1BFN 1")
          SovCap                              $130,000.00  ("S1BFN 2")
          Correllus International Ltd.        $200,000.00  ("S1BFN 3")
          Arab Commerce Bank Ltd.             $100,000.00  ("S1BFN 4")
          Bronia GmbH                         $250,000.00  ("S1BFN 5")
          SovCap                              $200,000.00  ("S1BFN 6")


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